UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2023

Emerson Electric Co.

_______________________

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission	(I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Emerson with the Securities and Exchange Commission on October 31, 2022 (the “Initial Form 8-K”), on May 31, 2023, Emerson Electric Co. (“Emerson”) completed the transactions (the “Transactions”) contemplated by the Transaction Agreement (the “Transaction Agreement”), dated as of October 30, 2022, as amended by Amendment No. 1 to the Transaction Agreement, dated as of May 30, 2023, by and among Emerson, BCP Emerald Aggregator L.P. (“BCP Emerald”), a Delaware limited partnership formed by investment funds managed by affiliates of Blackstone Inc. (“Blackstone”), Emerald Debt Merger Sub L.L.C., a Delaware limited liability company and wholly owned subsidiary of BCP Emerald and Emerald JV Holdings L.P., a Delaware limited partnership (“JV NewCo”).

Pursuant to the Transaction Agreement, the Climate Technologies business of Emerson (the “Climate Technologies Business”) was transferred to JV Newco. At the completion of the Transactions, (i) JV NewCo holds the Climate Technologies Business previously held by Emerson, (ii) Emerson received cash proceeds of approximately $9.7 billion and senior unsecured notes issued by a direct wholly owned subsidiary of JV NewCo in an aggregate principal amount of $2.25 billion, (iii) Emerson holds a 40% common equity interest in JV NewCo and (iv) BCP Emerald holds a 60% common equity interest in JV NewCo and holds convertible preferred equity of JV NewCo with an initial liquidation preference of $2 billion.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety to the full text of the Transaction Agreement, a copy of which was attached as Exhibit 2.1 to the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b)        Pro Forma Financial Information.

The unaudited pro forma consolidated statements of earnings for the six months ended March 31, 2023 and for the years ended September 30, 2022, September 30, 2021 and September 30, 2020, and the unaudited pro forma consolidated balance sheet as of March 31, 2023, and related notes thereto, are attached as Exhibit 99.1 and incorporated by reference into this Item 9.01.

(d)        Exhibits.

Exhibit Number	Description of Exhibits

99.1	Unaudited Pro Forma Consolidated Financial Statements
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	June 2, 2023	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary